                                                                    EXHIBIT 10.1


                    MUTUAL RELEASE AND SETTLEMENT AGREEMENT

         This Mutual Release and Settlement Agreement ("Agreement") is made and entered into this 11th day of March, 1997 by and among Henry E. Scharling, II ("Henry Scharling"), Barbara T. Scharling ("Barbara Scharling"), Decorative Home Accents, Inc. ("DHA"), the Rug Barn, Inc. ("Rug Barn"), Home Innovations, Inc. ("HII"), Calvin Klein Home, Inc. ("CKH"), Draymore Mfg. Corp. (Draymore"), R. A. Briggs and Company ("Briggs"), Howard Industries, Inc., as a common stockholder of DHA ("Industries"), Peter Howard ("Howard"), Cigna Mezzanine Partners III, L.P., as a common stockholder of DHA ("CMPIII"), Connecticut General Life Insurance Company, as a common stockholder of DHA ("CGLIC"), Connecticut Life Insurance Company, on behalf of one or more separate accounts, as a common stockholder of DHA ("CG"), Life Insurance Company of North America, as a common stockholder of DHA ("LINA") and TCW Special Credits Fund V - The Principal Fund, as a common stockholder of DHA ("TCW") (each individually a "Party" and, collectively, the "Parties").

         WHEREAS, Rug Barn, HII, CKH, Draymore and Briggs (collectively, the "Subsidiaries") are wholly-owned direct or indirect Subsidiaries of DHA as a result of the acquisition of HII by DHA and related transactions on July 13, 1995 (the "Acquisition");

         WHEREAS, pursuant to that certain Employment and Non-Competition Agreement, dated July 13, 1995, by and between DHA and Henry Scharling (the "Henry Scharling Employment Agreement"), Henry Scharling was employed as the Chief Executive Officer of DHA;

         WHEREAS, Henry Scharling also served as a director of DHA and certain of the Subsidiaries and as an officer of each of the Subsidiaries;
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         WHEREAS, pursuant to that certain Employment and Non-Competition
Agreement, dated July 13, 1995, by and between Barbara Scharling and DHA (the "Barbara Scharling Employment Agreement and, together with the Henry Scharling Employment Agreement, the "Employment Agreements"), Barbara Scharling was employed as the Executive Vice President-Operations of DHA;

         WHEREAS, Barbara Scharling also served as a director of DHA and as an officer of each of the Subsidiaries;

         WHEREAS, pursuant to a Notice of Resignation, dated October 21, 1996, Henry Scharling voluntarily resigned as a director and officer of DHA and the Subsidiaries;

         WHEREAS, pursuant to a Notice of Resignation, dated October 21, 1996, Barbara Scharling voluntarily resigned as a director and officer of DHA and the Subsidiaries;

         WHEREAS, various parties have made allegations concerning wrongful actions of Henry Scharling and/or Barbara Scharling in connection with the Acquisition and in connection with the management and operation of DHA and its subsidiaries, including, without limitation, allegations of improper self dealing transactions, negligence in managing and overseeing the business and affairs of DHA, and failure to disclose material information regarding the financial condition and business plan of DHA, in violation of their duties as officers, directors, and employees of DHA under Delaware Law and in violation of state and federal securities law;

         WHEREAS, the Parties agree that it is in their best interests to settle and compromise all matters in controversy with respect to Henry Scharling's and Barbara Scharling's employment with, ownership in and/or association with DHA and/or the Subsidiaries to avoid time consuming and costly litigation; and





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         WHEREAS, it is understood and agreed that this Agreement is a compromise of disputed claims and shall not be used or construed as an admission of liability or evidence of liability, and each of the Parties expressly denies any liability.

         WHEREFORE, in consideration of the above, the Parties agree as follows:

         1. The foregoing Recitals are material to this Agreement and are incorporated by reference herein and made a part hereof as though fully set forth.

         2. Each Party acknowledges that the Employment Agreements (and any other employment relationships, understandings or arrangements between DHA and/or the Subsidiaries, on the one hand, and either Henry Scharling and/or Barbara Scharling, on the other hand) have been terminated. Each Party further acknowledges that all obligations, duties and rights of DHA and/or the Subsidiaries, on the one hand, and Henry Scharling and/or Barbara Scharling, on the other hand, under any employment arrangements (written or oral) are hereby satisfied, released and discharged, except for those provisions of the Employment Agreements contained in Section 6 of the Employment Agreements which shall remain in full force and effect in accordance with the terms of Section 6 of the Employment Agreements.

         3. In consideration of the releases contained herein, Henry Scharling and Barbara Scharling shall cause to be paid to DHA $448,500 by wire transfer of immediately available funds simultaneously with the execution of this Agreement.

         4. Each of Henry Scharling and Barbara Scharling hereby represents and warrants that neither of them will, except as required by law, solicit or cooperate with the institution or prosecution of any claims, of any kind or nature, against any of the other Parties or their affiliates.





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         5.      Except as specifically provided in this Agreement, each of
DHA, Rug Barn, HII, CKH, Draymore and Briggs, and each of their respective officers, directors, attorneys, heirs, successors, assigns, and predecessors (collectively, the "DHA Parties") hereby releases and discharges Henry Scharling and Barbara Scharling, and their respective attorneys, heirs, successors and assigns from all claims, contracts, agreements, understandings, rights and duties, obligations, debts, liabilities, damages, injuries, actions, causes of action, of every kind and nature, whether now known or unknown, which any of the DHA Parties has under federal, state, or local laws, including common law and securities law, arising from or in any way related to Henry Scharling's and/or Barbara Scharling's employment with, ownership in and/or association with DHA and/or the Subsidiaries through the date of this Agreement; provided however, that nothing herein shall be construed to release any obligations and undertakings pursuant to this Agreement.

         6. Except as specifically provided in this Agreement, each of Industries and Howard, and each of their respective officers, directors, attorneys, heirs, successors, assigns, and predecessors (collectively, the "Howard Parties") hereby releases and discharges Henry Scharling and Barbara Scharling, and their respective attorneys, heirs, successors and assigns from all claims, contracts, agreements, understandings, rights and duties, obligations, debts, liabilities, damages, injuries, actions, causes of action, of every kind and nature, whether now known or unknown, which any of the Howard Parties has under federal, state, or local laws, including common law and securities law, arising from or in any way related to Henry Scharling's and/or Barbara Scharling's employment, ownership in and/or association with DHA





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and/or the Subsidiaries through the date of this Agreement; provided however, that nothing herein shall be construed to release any obligations and undertakings pursuant to this Agreement.

         7. Except as specifically provided in this Agreement, each of CMPIII, CGLIC, CG and LINA, and each of their respective officers, directors, attorneys, heirs, successors, assigns, and predecessors (collectively "CIGNA Parties") hereby releases and discharges Henry Scharling and Barbara Scharling, and their respective attorneys, heirs, successors and assigns from all claims, contracts, agreements, understandings, rights and duties, obligations, debts, liabilities, damages, injuries, actions, causes of action, of every kind and nature, whether now known or unknown, which any of the CIGNA Parties has under federal, state, or local laws, including common law and securities law, arising from or in any way related to Henry Scharling's and/or Barbara Scharling's employment with, ownership in and/or association with DHA and/or the Subsidiaries through the date of this Agreement; provided however, that nothing herein shall be construed to release any obligations and undertakings pursuant to this Agreement.

         8. Except as specifically provided in this Agreement, TCW and its officers, directors, attorneys, successors, assigns, and predecessors (collectively, the "TCW Parties") hereby releases and discharges Henry Scharling and Barbara Scharling, and their respective attorneys, heirs, successors and assigns from all claims, contracts, agreements, understandings, rights and duties, obligations, debts, liabilities, damages, injuries, actions, causes of action, of every kind and nature, whether now known or unknown, which any of the TCW Parties has under federal, state, or local laws, including common law and securities law, arising from or in any way related to Henry Scharling's and/or Barbara Scharling's employment with, ownership in and/or association with DHA and/or the Subsidiaries through the date of this Agreement;





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provided however, that nothing herein shall be construed to release any obligations and undertakings pursuant to this Agreement.

         9. Each of Henry Scharling and Barbara Scharling, and each of their respective attorneys, heirs, successors and assigns (collectively the "Scharling Parties") hereby releases and discharges each of the DHA Parties, the Howard Parties, the Cigna Parties and the TCW Parties, and each of their respective officers, directors, attorneys, successors, assigns and predecessors from all claims, contracts, agreements, understandings, rights and duties, obligations, debts, liabilities, damages, injuries, actions, causes of action, of every kind and nature, whether now known or unknown, which any of the Scharling Parties has under federal, state, or local laws, including common law and securities law, arising from or in any way related to Henry Scharling's and/or Barbara Scharling's employment with, ownership in and/or association with DHA and/or the Subsidiaries, including without limiting the generality of the foregoing, claims, demands or actions under Title VII of the Civil Rights Act of 1964, The Age Discrimination in Employment Act of 1967, the Rehabilitation Act of 1973, the Civil Rights Act of 1866 and any other federal, state, or local statute or regulation regarding employment, discrimination in employment, or the termination of employment, and the common law of any state relating to employment contracts, wrongful discharge, or any other matter; provided, however, that nothing herein shall be construed to release (i) any obligations or undertakings pursuant to this Agreement or (ii) the obligations or undertakings of DHA to indemnify each of the Scharling Parties from liabilities arising from acts taken as an officer or director of DHA as provided in Article IX of DHA's Second Amended and Restated Certificate of Incorporation.





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         10.     Each of the Howard Parties represents and warrants that (i)
the Howard Parties collectively own all right, title and interest in and to all debt and equity securities of DHA which they acquired as a result of the Acquisition, (ii) it has not sold, assigned, conveyed, pledged, hypothecated or otherwise transferred to any person, entity, partnership or association other than a Howard Party any of the right title or interest in any debt or equity security of DHA which it acquired as a result of the Acquisition, and (iii) it will not, except as required by law, solicit or cooperate with the institution or prosecution of any claims, of any kind or nature, against Henry Scharling and/or Barbara Scharling.

         11. DHA and its subsidiaries will not, except as required by law, solicit or cooperate with the institution or prosecution of any claims of any kind or nature, against Henry Scharling and/or Barbara Scharling.

         12. Each of the CIGNA Parties represents and warrants with respect to itself that (i) such CIGNA Party owns all right, title and interest in and to all debt and equity securities of DHA which it acquired as a result of the Acquisition, (ii) it has not sold, assigned, conveyed, pledged, hypothecated or otherwise transferred to any person, entity, partnership or association other than a CIGNA Party any of the right title or interest in any debt or equity security of DHA which it acquired as a result of the Acquisition, and (iii) it will not, except as required by law, solicit or cooperate with the institution or prosecution of any claims, of any kind or nature, against Henry Scharling and/or Barbara Scharling.

         13. Each of the TCW Parties represents and warrants that (i) the TCW Parties collectively own all right, title and interest in and to all debt and equity securities of DHA which they acquired as a result of the Acquisition, (ii) it has not sold, assigned, conveyed, pledged,





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hypothecated or otherwise transferred to any person, entity, partnership or association other than a TCW Party any of the right title or interest in any debt or equity security of DHA which it acquired as a result of the Acquisition, and (iii) it will not, except as required by law, solicit or cooperate with the institution or prosecution of any claims, of any kind or nature, against Henry Scharling and/or Barbara Scharling.

         14. DHA represents and warrants that, to the best of its knowledge, no person, entity, partnership or association, other than the Parties and the Internal Revenue Service, has asserted or threatened to assert a claim, directly or indirectly, against either Henry Scharling or Barbara Scharling.

         15. Each party represents and warrants that it is a sophisticated investor and that the negotiations related hereto have been conducted by persons or entities of relatively equal bargaining power. Each party further represents that it has investigated or had the opportunity to investigate the actions of Henry Scharling and Barbara Scharling in connection with their employment, ownership in, and/or association with DHA and the allegations related thereto sufficient to make a reasonable business determination as to the benefits and risks related to the entry into this Agreement. Consequently, each Party waives and relinquishes any right or benefit it may have under Delaware state law, federal or state securities law, or otherwise, to the fullest extent such party can lawfully waive such right or benefit, to assert that the releases contained in this Agreement do not extend to claims which the releasing party does not know or suspect to exist at the time of executing this Agreement.

         16. The Parties hereby agree that the terms of this Agreement are confidential and will not be disclosed to any non-party, except as set forth below and then only to the minimum





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amount necessary.  This is a material part of the settlement.  Any violation of this provision will render the offender[s] liable for damages and attorneys fees. If anyone inquires as to the terms of this Settlement, the Party responding may only state that the matter was concluded.

         Exceptions to this confidentiality provision are limited to the following situations: (a) the Parties may make disclosures which are necessary and appropriate to the other Parties; (b) the Parties may make disclosures which are necessary and appropriate to their attorneys; accountants; insurance carriers; financial institutions; and applicable federal, state or other taxation authorities, as required by law; (c) the Parties may make disclosures when they are bound by a legal duty to disclose, including, but not limited to, disclosures in order to satisfy fiduciary duties or duties of disclosure to governmental regulatory agencies and securities self-regulatory organizations, including, but not limited to disclosures pursuant to the Securities Exchange Act of 1934, as amended; however, these disclosures shall disclose only those facts necessary to comply with the applicable legal or regulatory requirements; and (d) the Parties may make such disclosures as may be compelled pursuant to an order of a court of competent jurisdiction.

         17. DHA may seek protection of Bankruptcy Court at some time during the next twelve (12) months. The Parties represent that this Agreement contains a set off of mutual obligations for fair value. In the event DHA does seek such protection, the Parties agree not to seek to have the Agreement set aside. If this Agreement is attacked as a voidable preference or a fraudulent conveyance, and is set aside by the Bankruptcy Court, the Parties which are parties in the bankruptcy action agree to ask the Court to return the assets paid by the Scharling Parties to DHA in cash or in kind as opposed to granting a claim or lien.





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         18.     The Parties acknowledge and confirm that they have read this
Agreement, have had the opportunity to review it with counsel, are familiar with the contents thereof and have executed this document with full knowledge and meaning of its legal effect.

         19. EACH OF HENRY SCHARLING AND BARBARA SCHARLING ACKNOWLEDGES THAT DHA ADVISED EACH OF THEM IN WRITING TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT, THAT EACH OF THEM WAS GIVEN A PERIOD OF TWENTY-ONE (21) DAYS WITHIN WHICH TO CONSIDER THIS AGREEMENT, THAT EACH OF THEM HAD AN ADEQUATE OPPORTUNITY TO REVIEW THIS AGREEMENT WITH AN ATTORNEY, THAT EACH OF THEM FULLY UNDERSTANDS ITS TERMS, THAT EACH OF THEM WAS NOT COERCED INTO SIGNING IT, AND THAT EACH OF THEM HAS SIGNED IT KNOWINGLY AND VOLUNTARILY. EACH OF HENRY SCHARLING AND BARBARA SCHARLING UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EACH OF THEM IS WAIVING EACH AND EVERY CLAIM EACH OF THEM HAS, HAD, OR MAY HAVE REGARDING HIS OR HER EMPLOYMENT BY, OR TERMINATION OF EMPLOYMENT WITH, THE COMPANY.

         20. This Agreement will take effect seven days after Henry Scharling and Barbara Scharling sign it. In order to revoke this Agreement, Henry Scharling or Barbara Scharling must sign and send a written notice of his or her decision to revoke the Agreement addressed to Peter H. Howard, Chairman, Decorative Home Accents, Inc., 295 Fifth Avenue, New York, New York 10016, and the notice must be received by the Company no later than seven days after Henry Scharling and Barbara Scharling has signed the Agreement. If Henry Scharling or





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Barbara Scharling revokes this Agreement, he or she will not be entitled to any of the benefits or other consideration provided to him or her in this Agreement.

         21. Nothing herein shall constitute an admission of any kind of any party hereto, this Agreement being executed solely to settle and compromise all disputed claims.

         22. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Delaware.

         23. If any action is brought to interpret or enforce any provision of this Agreement or the rights or obligations of any Party to the Agreement, the prevailing Party shall be entitled to recover reasonable attorneys' fees and costs from the losing Parties in opposition.

         24. All agreements and understandings of the Parties with respect to this Agreement are embodied and expressed in the terms of this Agreement. There are no oral conditions, representations, or warranties with respect to this Agreement.

         25. No provisions of this Agreement may be modified, amended or terminated except by a written agreement executed by all of the parties to this Agreement.

         26. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

         27. All of the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and assigns.

         28. Each person executing this Agreement warrants and represents that he or she is duly authorized to execute the Agreement on behalf of, and to legally bind, the Party for whom he or she is signing. Each Party which is not an individual shall provide to another Party, upon such Party's request, a certified copy of resolutions of the Board of Directors or other governing party authorizing this Agreement.





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         IN WITNESS WHEREOF, the Agreement is duly executed as of the date first written above.

Decorative Home Accents, Inc.
         [Signature]
By:      __________________________________
         Chairman
Its:     __________________________________


The Rug Barn, Inc.
         [Signature]
By:      __________________________________
         Vice President
Its:     __________________________________


Home Innovations, Inc.
         [Signature]
By:      __________________________________
         Vice President
Its:     __________________________________


Draymore Mfg. Corp
         [Signature]
By:      __________________________________
         Vice President
Its:     __________________________________

Calvin Klein Home, Inc.
         [Signature]
By:      __________________________________
         Vice President
Its:     __________________________________

R. A. Briggs and Company
         [Signature]
By:      __________________________________
         Vice President
Its:     __________________________________





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Howard Industries, Inc.
         [Signature]
By:
         ----------------------------------
         Vice President
Its:
         ----------------------------------



/s/ Peter Howard
-------------------------------------------
Peter Howard





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CIGNA Mezzanine Partners, L.P.

By:      CIGNA Investments, Inc., agent

By:      /s/ Stephen J. Myoh
         ----------------------------------
         Stephen J. Myoh

Its:     Vice President
         ----------------------------------


Connecticut General Life Insurance Company

By:      CIGNA Investments, Inc.

By:      /s/ James R. Kuzenschak
         ----------------------------------
         James R. Kuzenschak

Its:     Managing Director
         ----------------------------------

Connecticut General Life Insurance
Company, on behalf of one or more
separate accounts

By:      CIGNA Investments, Inc.

By:      /s/ James R. Kuzenschak
         ----------------------------------
         James R. Kuzenschak

Its:     Managing Director
         ----------------------------------

Life Insurance Company of North America

By:      CIGNA Investments, Inc.

By:      /s/ James R. Kuzenschak
         ----------------------------------
         James R. Kuzenschak

Its:     Managing Director
         ----------------------------------




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TCW Special Credits Fund V -
The Principal Fund

By:      TCW Asset Management Company,
         Its General Partner

         /s/Stephen Kaplan
By:      __________________________________
         Stephen A. Kaplan
         Authorized Signatory
Its:     __________________________________

         /s/Richard Goldstein
By:      __________________________________
         Richard J. Goldstein
         Authorized Signatory
Its:     __________________________________





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                              /s/ Henry E. Scharling II
                              -------------------------------------------
                              Henry E. Scharling II




                              /s/ Barbara T. Scharling
                              -------------------------------------------
                              Barbara T. Scharling





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